Exhibit 99.1

Depomed Announces First-Quarter 2018 Financial Results

- Company Confirms Previous 2018 Guidance for Neurology Franchise Net Sales
 and Non-GAAP Adjusted EBITDA -

- Amends Existing Agreement for CAMBIA Line Extension —

- Announces New Co-Promotion Agreement for Zipsor —

- Begins Enrollment in New Clinical Trial Using Cosyntropin to Treat Rare Pediatric Disorder-

- Transitioning to New Corporate Headquarters in Lake Forest, Illinois —

Lake Forest, Illinois, - Depomed, Inc. (Nasdaq: DEPO) today reported financial results for the quarter ended March 31, 2018, and provided an update on its business performance and strategic initiatives.

“I’m pleased with our results in the first quarter as well as the excellent progress we’re making toward repositioning our company, diversifying our commercial portfolio, and attracting new senior management talent to our team,” said Arthur Higgins, President and CEO of Depomed. “Our continued progress underscores the strong commitment we have to our three-pillar strategy of Maintain, Grow and Build, with the overall goal of improving profitability in 2018 and beyond.”

Financial Highlights

•                  First-quarter GAAP revenues were $128.4 million(1)

•                  First-quarter GAAP net income of $33.8 million or $0.48 per share

•                  First-quarter non-GAAP adjusted EBITDA of $31.8 million

•                  First-quarter ending cash and marketable securities of $101.7 million

(1) First quarter total GAAP revenues include one-time items described in the table below.

The first quarter contained the following one-time items:

RECONCILIATION OF GAAP TO NON-GAAP REVENUES

(in thousands, unaudited)

	Three Months Ended
	March 31
	2018	2017

Total revenues (GAAP basis)	$128,404	$90,447
Non-cash adjustment to commercialization agreement revenues(2)	(52,486)	—
Release of NUCYNTA sales reserves(3)	(12,455)	—
Managed care dispute reserve	—	4,742
Total revenues (non-GAAP basis)	$63,463	$95,189

(2) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(3) $12.5 million benefit from the release of sales reserves for which the Company is no longer financially responsible.

Business Highlights

•                  Collegium Commercialization Agreement: In January, Depomed closed a commercialization agreement with Collegium Pharmaceutical, Inc. under which Collegium is commercializing both NUCYNTA® ER and NUCYNTA® IR. In exchange, for the first four years of the agreement, Depomed is expected to receive a minimum annual royalty of $135 million ($132 million prorated for 2018). Under the agreement, Collegium began paying royalties to Depomed in the first quarter of 2018. The Company is pleased to report that previous NUCYNTA ER supply shortages, which negatively impacted revenues in the fourth quarter of 2017 and first quarter of 2018, have been resolved.

•                  Cosyntropin Development Update: Depomed and its development partner recently began enrolling and dosing the first pediatric patients in a new clinical trial administering Cosyntropin (Synthetic ACTH Depot) for the treatment of infantile spasms, a specific seizure type present in infantile epilepsy syndrome, a rare pediatric disorder. In addition, as previously announced, the Company expects its development partner to file a New Drug Application with the U.S. Food and Drug Administration for the use of Cosyntropin in a separate indication. That filing is expected by year end.

•                  New Business Development Agreements: To help strengthen its existing Neurology and Pain portfolio, Depomed today announced two new business development agreements. First, the Company amended its existing licensing agreement with Applied Pharma Research S.A. to in-license a new presentation of CAMBIA® that will offer patients a more convenient dosage form. The Company expects to file for FDA approval of this new CAMBIA presentation in 2019, if approved, this presentation will be patent protected through 2026. In addition, the Company entered into a new co-promotion relationship with Allegis Pharmaceuticals for Zipsor. Under terms of the new agreement, beginning in June, Allegis will supplement the Company’s existing sales force outreach by adding approximately 30 new sales reps that focus exclusively on primary care physicians in targeted geographic regions. Depomed and Allegis will share revenues above a pre-defined baseline.

•                  Corporate Headquarters Relocation: During the first quarter, the Company began relocating its Corporate Headquarters from Newark, CA, to Lake Forest, IL. The Company anticipates the new headquarters to be fully operational in the third quarter. The relocation is consistent with Depomed’s overall strategy to transform into a leaner, more entrepreneurial, and faster-moving company. The new headquarters location is near a concentration of pharmaceutical companies, allowing the Company to attract new pharmaceutical talent. Separately, the Company received shareholder approval to reincorporate in Delaware and to change its name at a future date.

Revenue Summary

REVENUES (GAAP BASIS)

(in thousands, unaudited)

	Three Months Ended
	March 31
	2018	2017

Product sales, net:
Gralise®	$14,827	$17,600
CAMBIA®	6,416	7,190
Zipsor®	4,746	4,651
Total neurology product sales, net	25,989	29,441

NUCYNTA® products(1)	18,145	56,919
Lazanda®(2)	220	3,925
Total product sales, net	44,354	90,285

Commercialization agreement(3)	83,800	—
Royalties	250	162

Total revenues	$128,404	$90,447

(1) The Company licensed the commercial rights to sell NUCYNTA to Collegium on January 9, 2018. NUCYNTA product sales for the three months ended March 31, 2018 reflects the Company selling NUCYNTA between January 1st and January 8th and also includes a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible.

(2) The Company divested Lazanda in November 2017. Product sales for the three months ended March 31, 2018 relates to sales reserve estimate adjustments.

(3) The commercialization agreement revenues for the quarter of $83.8 million is comprised of $28.1 million related to the commercialization rights and facilitation services provided to Collegium and $55.7 million related to the non-cash value assigned to the inventory transferred to Collegium.

2018 Financial Guidance
The Company confirms previous 2018 guidance for neurology franchise net sales and non-GAAP adjusted EBITDA. Guidance for GAAP net loss improves from a range of ($72) million to ($82) million to a range of ($23) million to ($33) million as a result of the accounting for the Collegium commercial agreement revenue and the release of NUCYNTA sales reserves.

2018 Guidance
Neurology Franchise Net Sales	$120 to $125 million
GAAP SG&A Expense	$123 to $133 million
GAAP R&D Expense	$11 to $16 million
Non-GAAP SG&A Expense	$110 to $120 million
Non-GAAP R&D Expense	$10 to $15 million
GAAP Net Loss	($23) to ($33) million
Non-GAAP Adjusted EBITDA	$125 to $135 million

Conference Call and Webcast

Depomed will host a conference call today, Thursday, May 10, 2018 beginning at 8:30 a.m. EDT to discuss its results. This event can be accessed in three ways:

•                  From the Depomed website: http://investor.depomedinc.com/  Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

•                  By telephone: Participants can access the call by dialing (844) 839-0046 (United States) or (857) 270-6032 (International) referencing Conference ID 9275514.

•                  By replay: A replay of the webcast will be located under the Investor Relations section of Depomed’s website approximately two hours after the conclusion of the live call and will be available for three months.

About Depomed

Depomed is a leading specialty pharmaceutical company committed to putting the patient first in everything it does. Depomed is focused on enhancing the lives of patients, families, physicians, providers and payors through the commercialization of products in the areas of pain and neurology, and in the development of drugs in areas of unmet medical need. Depomed currently markets three medicines focused on neuropathic pain and migraine through its Neurology and Pain businesses and its emerging Specialty Business is focused on orphan drug indications and areas of unmet medical need. To learn more about Depomed, visit www.depomed.com.

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. generally accepted accounting principles, or GAAP, basis, we have included information about non-GAAP revenue, non-GAAP adjusted earnings, non-GAAP adjusted earnings per share and non-GAAP adjusted EBITDA, non-GAAP financial measures, as useful operating metrics. We believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and results from period to period. We use these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP adjusted earnings and non-GAAP adjusted earnings per share are not based on any standardized methodology prescribed by GAAP and represent GAAP net income (loss) and GAAP earnings (loss) per share adjusted to exclude non-cash adjustment to Collegium agreement revenue and cost of sales, release of NUCYNTA sales reserves, amortization, and non-cash adjustments related to product acquisitions, stock-based compensation expense, non-cash interest expense related to debt, CEO transition, restructuring costs, adjustments associated with non-recurring legal settlements and disputes, and to adjust for the tax effect related to each of the non-GAAP adjustments. Non-GAAP adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net income (loss) adjusted to exclude non-cash adjustment to Collegium agreement revenue and cost of sales, release of NUCYNTA sales reserves, interest income, interest expense, amortization, IPR&D and non-cash adjustments related to product acquisitions, stock-based compensation expense, depreciation, taxes, transaction costs, restructuring costs, adjustments related to non-recurring legal settlements and disputes, and CEO transition. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, the commercialization of Gralise, CAMBIA, and Zipsor, royalties associated with Collegium’s commercialization of NUCYNTA and NUCYNTA ER, regulatory approval and clinical development of Cosyntropin, Depomed’s financial outlook for 2018 and expectations regarding financial results and potential business opportunities and other risks detailed in the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the Company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor and Media Contact:

John B. Thomas
SVP, Investor Relations and Corporate Communications
jthomas@depomed.com

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(in thousands, except per share amounts)

	Three Months Ended
	March 31
	2018	2017
	(unaudited)
Revenues:
Product sales, net	$44,354	$90,285
Commercialization agreement	83,800	—
Royalties	250	162
Total revenues	128,404	90,447

Costs and expenses:
Cost of sales	12,044	17,774
Research and development expense	1,528	5,084
Selling, general and administrative expense	29,033	48,519
Amortization of intangible assets	25,444	25,735
Restructuring charges	9,017	—
Total costs and expenses	77,066	97,112

Income/(loss) from operations	51,337	(6,665)
Interest and other income	229	250
Interest expense	(18,068)	(20,124)
(Provision for)/benefit from income taxes	325	(202)
Net income/(loss)	$33,824	$(26,741)

Basic net income/(loss) per share	$0.53	$(0.43)
Diluted net income/(loss) per share	$0.48	$(0.43)
Basic shares used in calculation	63,503	62,129
Diluted shares used in calculation	81,877	62,129

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2018	2017

Cash, cash equivalents and marketable securities	$101,693	$128,089
Accounts receivable	62,428	72,482
Inventories	5,368	13,042
Property and equipment, net	11,658	13,024
Intangible assets, net	768,429	793,873
Prepaid and other assets	52,495	18,107
Total assets	$1,002,071	$1,038,617

Accounts payable	$10,203	$14,732
Income tax payable	126	126
Interest payable	11,164	13,220
Accrued liabilities	32,609	60,496
Accrued rebates, returns and discounts	93,099	135,828
Senior notes	358,227	357,220
Convertible notes	273,920	269,510
Contingent consideration liability	1,249	1,613
Other liabilities	15,384	16,364
Shareholders’ equity	206,090	169,508
Total liabilities and shareholders’ equity	$1,002,071	$1,038,617

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended
	March 31
	2018	2017
	(unaudited)

GAAP net income/(loss)	$33,824	$(26,741)
Non-cash adjustment to commercialization agreement revenues(1)	(52,486)	—
Non-cash adjustment to commercialization agreement cost of sales(1)	6,200	—
Release of NUCYNTA sales reserves(2)	(10,711)	—
Managed care dispute reserve	—	4,742
Intangible amortization related to product acquisitions	25,444	25,735
Contingent consideration related to product acquisitions	(202)	(4,469)
Stock based compensation	1,976	3,556
Interest income	(94)	(204)
Interest expense	18,015	19,572
Depreciation	1,475	626
Provision for income taxes	(325)	202
Restructuring and other costs(3)	8,330	2,276
Transaction costs	362	—
Non-GAAP adjusted EBITDA	$31,807	$25,295

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) $12.5 million benefit from the release of sales reserves for which the Company is no longer financially responsible, net of $1.7 million in royalties payable to Grunenthal.

(3) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, headquarters relocation and CEO transition.

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EARNINGS

(in thousands, except per share amounts)

	Three Months Ended
	March 31
	2018	2017
	(unaudited)

GAAP net income/(loss)	$33,824	$(26,741)
Non-cash adjustment to commercialization agreement revenues(1)	(52,486)	—
Non-cash adjustment to commercialization agreement cost of sales(1)	6,200	—
Release of NUCYNTA sales reserves(2)	(10,711)	—
Non-cash interest expense on debt	5,418	4,650
Managed care dispute reserve	—	4,742
Intangible amortization related to product acquisitions	25,444	25,735
Contingent consideration related to product acquisitions	(202)	(4,469)
Stock based compensation	1,976	3,556
Restructuring and other costs(3)	8,330	2,276
Valuation allowance on deferred tax assets	—	7,568
Income tax effect of non-GAAP adjustments(4)	3,616	(12,884)
Non-GAAP adjusted earnings	$21,408	$4,433
Add interest expense of convertible debt, net of tax(5)	1,703	—
Numerator	$23,111	$4,433
Shares used in calculation(5)	81,877	64,294
Non-GAAP adjusted earnings per share	$0.28	$0.07

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) $12.5 million benefit from the release of sales reserves for which the Company is no longer financially responsible, net of $1.7 million in royalties payable to Grunenthal.

(3) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, headquarters relocation and CEO transition.

(4) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.  Expected cash taxes were zero for the three months ended March 31, 2018 and March 31, 2017.

(5) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the three months ended March 31, 2018

(in thousands)

(unaudited)

	Commercialization agreement revenues	Product Sales	Cost of sales	Research and development expense	Selling, general and administrative expense	Restructuring Charges	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$83,800	$44,354	$12,044	$1,528	$29,033	$9,022	$25,444	$(18,068)	$325
Non-cash adjustment to commercial agreement revenues and cost of sales(1)	(52,486)	—	(6,200)	—	—	—	—	—	—
Release of NUCYNTA sales reserves(2)	—	(12,455)	(1,744)	—	—	—	—	—	—
Non-cash interest expense on debt	—	—	—	—	—	—	—	5,418	—
Intangible amortization related to product acquisitions	—	—	—	—	—	—	(25,444)	—	—
Contingent consideration related to product acquisitions	—	—	—	—	242	—	—	40	—
Stock based compensation	—	—	(14)	(53)	(1,909)	—	—	—	—
Restructuring and other costs(3)	—	—	—	—	691	(9,022)	—	—	—
Income tax effect of non-GAAP adjustments	—	—	—	—	—	—	—	—	3,616
Non-GAAP adjusted	$31,315	$31,899	$4,086	$1,475	$28,057	$—	$—	$(12,610)	$3,941

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) $12.5 million benefit from the release of sales reserves for which the Company is no longer financially responsible, net of $1.7 million in royalties payable to Grunenthal.

(3) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, headquarters relocation and CEO transition.

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

For the three months ended March 31, 2017

(in thousands)

(unaudited)

	Product Sales	Cost of sales	Research and development expense	Selling, general and administrative expense	Amortization of intangible assets	Interest expense	Benefit from (provision for) income taxes
GAAP as reported	$90,285	$17,774	$5,084	$48,519	$25,735	$(20,124)	$(202)
Non-cash interest expense on debt	—	—	—	—	—	4,650	—
Intangible amortization related to product acquisitions	—	—	—	—	(25,735)	—	—
Managed care dispute reserve	4,742	—	—	—	—	—	—
Contingent consideration related to product acquisitions	—	—	—	5,000	—	531	—
Stock based compensation	—	(36)	(346)	(3,174)	—	—	—
Restructuring and other costs(1)	—	—	—	(2,276)	—	—	—
Valuation allowance on deferred tax assets		—	—	—	—	—	7,568
Income tax effect of non-GAAP adjustments	—	—	—	—	—	—	(12,884)
Non-GAAP adjusted	$95,027	$17,738	$4,738	$48,069	$—	$(14,943)	$(5,518)

(1) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, headquarters relocation and CEO transition.

RECONCILIATION OF GAAP NET LOSS PER SHARE TO NON-GAAP ADJUSTED EARNINGS PER SHARE

(unaudited)

	Three Months Ended
	March 31
	2018	2017

GAAP net income/(loss) per share	$0.48	$(0.43)
Non-cash adjustment to commercialization agreement revenues(1)	(0.64)	—
Non-cash adjustment to commercialization agreement cost of sales(1)	0.07	—
Release of NUCYNTA sales reserves(2)	(0.13)	—
Non-cash interest expense on debt	0.07	0.07
Managed care dispute reserve	—	0.07
Intangible amortization related to product acquisitions	0.31	0.40
Contingent consideration related to product acquisitions	(0.00)	(0.07)
Stock based compensation	0.02	0.06
Restructuring and other costs(3)	0.10	0.04
Valuation allowance on deferred tax assets	—	0.12
Income tax effect of non-GAAP adjustments	0.04	(0.20)
Adjustment of shares used in calculation	(0.06)	0.01
Add interest expense of convertible debt, net of tax	0.02	—
Non-GAAP adjusted earnings per share	$0.28	$0.07

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) $12.5 million benefit from the release of sales reserves for which the Company is no longer financially responsible, net of $1.7 million in royalties payable to Grunenthal.

(3) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring and headquarters relocation and CEO transition.

RECONCILIATION OF FY 2018 GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA GUIDANCE

(in millions)

GAAP net loss	$(23) - $(33)
Non-cash adjustment to commercialization agreement revenues(1)	$(44)
Non-cash adjustment to commercialization agreement cost of sales(1)	$6
Release of NUCYNTA sales reserves(2)	$(11)
Intangible amortization related to product acquisitions	$102
Interest expense	$63 - $66
Stock based compensation	$12 - $14
Taxes	$0 - $3
Depreciation	$4
Restructuring and other costs (3)	$20 - $24
Non-GAAP adjusted EBITDA	$125 - $135

(1) Adjustment for the non-cash value assigned to inventory transferred to Collegium.

(2) $12.5 million benefit related from the release of sales reserves for which the Company is no longer financially responsible, net of $1.7 million in royalties payable to Grunenthal.

(3) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring and headquarters relocation and CEO transition.